UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 23, 2017

HMS Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-50194	11-3656261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5615 High Point Drive, Irving, Texas 75038
(Address of Principal Executive Offices) (Zip Code)

(214) 453-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

       On May 23, 2017, HMS Holdings Corp. (the “Company”) received a notification letter (the “Notice”) from the Listing Qualifications Department of the NASDAQ Stock Market LLC (“NASDAQ”), indicating that because the Company had not yet filed its Quarterly Report on Form 10-Q for the period ended March 31, 2017 (the “2017 Q1 Form 10-Q”), the Company is not in compliance with NASDAQ Marketplace Rule 5250(c)(1), which requires timely filing of periodic reports with the Securities and Exchange Commission. As previously disclosed, on March 20, 2017, the Company received a similar notification letter from NASDAQ due to its delay in filing the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Form 10-K”).

       In accordance with NASDAQ’s prior notification letter, the Company submitted its plan to regain compliance with NASDAQ’s continued listing requirements on May 19, 2017. The plan is currently under review by NASDAQ. Upon acceptance of the Company’s compliance plan, NASDAQ can grant an exception of up to 180 calendar days from the filing due date of the 2016 Form 10-K, or September 12, 2017, to regain compliance with NASDAQ Marketplace Rule 5250(c)(1). If NASDAQ does not accept the Company’s compliance plan, the Company will have the opportunity to appeal that decision to a NASDAQ Hearings Panel.

       The Notice has no immediate effect on the continued listing of the Company’s common stock on the NASDAQ Global Select Market.

Item 7.01.      Regulation FD Disclosure.

       On May 30, 2017, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

       The information in this Item 7.01, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.      Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1	Press release of HMS Holdings Corp., dated May 30, 2017

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS HOLDINGS CORP.

Date: May 30, 2017	By:	/s/ Jeffrey S. Sherman
Jeffrey S. Sherman
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of HMS Holdings Corp., dated May 30, 2017